Exhibit 99.1

LIGHTHOUSE CARE CENTERS, LLC – OPERATING DIVISIONS

2005

LIGHTHOUSE CARE CENTERS, LLC – OPERATING DIVISIONS

Combined Financial Statements

Years Ended

December 31, 2005 and 2004

Lighthouse Care Centers, LLC – Operating Divisions

Combined Financial Statements

Years Ended December 31, 2005 and 2004

INDEPENDENT AUDITORS’ REPORT

To the Member

Lighthouse Care Centers, LLC – Operating Divisions

We have audited the combined balance sheets of Lighthouse Care Centers, LLC—Operating Divisions (the “Operating Divisions”), as of December 31, 2005 and 2004, and the related combined statements of income, members’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of Lighthouse Care Centers of Augusta, LLC, (“LHCC Augusta”) for the year ended December 31, 2004 were audited by other auditors whose report dated May 20, 2005, expressed an unqualified opinion. We have relied on the work of the other auditors as it relates to these combined financial statements.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Operating Divisions, as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

March 28, 2006

6136 Shallowford Road Suite 101; Chattanooga, TN 37421 Phone 423-894-7400 Fax 423-894-9977

LIGHTHOUSE CARE CENTERS, LLC – Operating Divisions

Combined Balance Sheets

December 31, 2005 and 2004

	2005	2004
ASSETS

Current assets:
Cash and cash equivalents	$295,427	$391,213
Accounts receivable, net of allowance for uncollectible accounts of $101,070 in 2005 and $537,463 in 2004	1,993,545	1,676,339
Third-party settlement receivable	130,120	—
Inventories	5,066	7,392
Other current assets	22,289	10,003

Total current assets	2,446,447	2,084,947

Property and equipment, net	5,467,487	5,735,531

Assets whose use is limited	352,234	—

Other assets	337,847	6,640

Total assets	$8,604,015	$7,827,118

The accompanying notes are an integral part of these financial statements.

LIGHTHOUSE CARE CENTERS, LLC – Operating Divisions

Combined Balance Sheets

December 31, 2005 and 2004

	2005	2004
LIABILITIES AND MEMBER’S DEFICIT

Current liabilities:
Current maturities of long-term debt	$2,558,862	$162,255
Current maturities of capital lease obligations	13,256	9,627
Lines of credit	—	1,985,410
Accounts payable	336,259	496,519
Accounts payable-related party	1,364,079	2,632,566
Accrued payroll	549,496	506,145
Accrued expenses	53,699	43,893
Third-party settlement payable	—	38,677

Total current liabilities	4,875,651	5,875,092

Long-term liabilities:
Notes payable	12,441,138	4,804,695
Capital lease obligations	46,331	28,088

Total long-term liabilities	12,487,469	4,832,783

Total liabilities	17,363,120	10,707,875
Member’s deficit	(8,759,105)	(2,880,757)

Total liabilities and member’s deficit	$8,604,015	$7,827,118

The accompanying notes are an integral part of these financial statements.

LIGHTHOUSE CARE CENTERS, LLC – Operating Divisions

Combined Income Statements

Years Ended December 31, 2005 and 2004

	2005	2004
Operating revenues:
Net patient service revenue	$15,436,764	$13,633,700
Other operating revenue	68,825	80,566

Total operating revenues	15,505,589	13,714,266

Operating expenses:
Payroll expense	9,375,973	8,496,509
Other nursing expense	595,035	568,770
Other dietary expense	495,695	503,054
Other general expense	50,442	37,372
Other administrative expense	2,275,024	1,875,533
Other healthcare expense	677,319	544,254
Interest expense	709,875	419,760
Depreciation and amortization expense	514,972	438,907

Total operating expenses	14,694,335	12,884,159

Income from operations	811,254	830,107

Non-operating revenue (expense):
Loss on disposal of asset	(1,240)	—
Outpatient office rental	14,124	16,226

Total non-operating revenue (expense)	12,884	16,226

Net income	$798,370	$846,333

The accompanying notes are an integral part of these financial statements.

LIGHTHOUSE CARE CENTERS, LLC – Operating Divisions

Combined Statements of Member’s Deficit

Years ended December 31, 2005 and 2004

Beginning balance, January 31,2004	$(3,625,090)
Member distributions	(102,000)
Net income	846,333

Balance, December 31, 2004	(2,880,757)
Member distributions	(10,430,282)
Additional member interests	4,158,657
Net income	798,370

Balance, December 31, 2005	$(8,354,012)

The accompanying notes are an integral part of these financial statements.

LIGHTHOUSE CARE CENTER, LLC – Operating Divisions

Combined Statements of Cash Flows

Years Ended December 31, 2005 and 2004

	2005	2004
Cash flows from operating activities:
Net income	$798,370	$846,333

Adjustments to reconcile income from operations to net cash (used for) provided by operating activities:
Depreciation and amortization	514,972	438,907
Loss on disposal of assets	1,234	—
Increase in accounts receivable	(317,207)	(375,993)
(Increase) decrease in inventory and other assets	(191,312)	40,605
(Decrease) increase in accounts payable	(160,260)	99,228
Decrease in accounts payable—related party	(1,268,487)	(473,917)
Increase in accrued payroll and expenses	14,480	207,150

Total adjustments	(1,406,580)	(64,020)

Net cash (used for) provided by operating activities	(608,210)	782,313

Cash flows from investing activities:
Purchases of property and equipment	(216,775)	(151,570)

Net cash used for investing activities	(216,775)	(151,570)

The accompanying notes are an integral part of these financial statements.

LIGHTHOUSE CARE CENTERS, LLC – Operating Divisions

Combined Statements of Cash Flows (continued)

Years Ended December 31, 2005 and 2004

	2005	2004
Cash flows from financing activities:
Capital distributions	(10,430,282)	(102,000)
Capital contributions	3,753,566	—
Repayments of lines-of-credit	(1,985,410)	—
Payments on capital leases	(8,283)	(13,390)
Proceeds from refinancing of long-term debt	14,366,558	—
Repayment of long-term debt	(4,966,950)	(165,459)

Net cash provided by (used for) financing activities	729,199	(280,849)

Net decrease in cash	(95,786)	349,894
Cash at beginning of year	391,213	41,319

Cash at end of year	$295,427	$391,213

Additional disclosures:
Cash paid for interest	$709,873	$419,760

Assets acquired with capital leases	$30,155	$19,975

The accompanying notes are an integral part of these financial statements

LIGHTHOUSE CARE CENTERS, LLC – Operating Divisions

Notes to the Financial Statements

December 31, 2005 and 2004

Note A	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Combination and Description of Business

The combined financial statements represent the business activities of seven related limited liability companies that are operated under the common ownership of Lighthouse Care Centers, LLC. The related companies include:

•	Lighthouse Care Centers of Augusta

•	Lighthouse Care Centers of Conway

•	Lighthouse Care Centers of Oconee

•	Lighthouse Care Centers of Cooper City

•	Lighthouse Care Centers of Berkley

•	Augusta Investment Associates

•	Conway Investment Associates

These entities are collectively referred to in these notes as the “Operating Divisions.” The Lighthouse Care Centers were created to acquire, own and manage at-risk youth facilities in the states of Florida, Georgia and South Carolina. The company began operations in 2001. Augusta Investment Associates (“AIA”) and Conway Investment Associates (“CIA”) are special purpose real estate entities that lease buildings and land to the Conway and Augusta operating companies. The lease income and related expense have been eliminated in the combination to more accurately reflect the income and expenses of the combined companies. This elimination had no effect on the combined income or loss.

Basis of Accounting

The Operating Divisions use the accrual method of accounting; revenues are recorded when earned and expenses are recognized when incurred.

Accounts Receivable

Current operations are charged with an allowance for doubtful accounts based upon experience and any unusual circumstances that affect the collectibility of receivables. Amounts deemed uncollectible are charged against this allowance. Accounts receivable are reported net of contractual adjustments which represent the difference between established billing rates and estimated reimbursement. The Operating Divisions operate under agreements with Georgia, Florida and South Carolina for the treatment of at-risk youth in the care of the Department of Juvenile Justice. Several of the Operating Divisions also treat adults under contracts with Georgia and South Carolina Medicaid, Medicare, and other third-party payors. Services rendered are reimbursed on a prospective basis and vary based on the patient’s level of need.

LIGHTHOUSE CARE CENTERS, LLC – Operating Divisions

Notes to the Financial Statements

(Continued)

Note A	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Property and Equipment

Property and equipment are recorded at cost. Depreciation is provided over the estimated useful lives of the depreciable assets, ranging from 3 to 40 years, using the straight-line method. Expenses for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenses for maintenance and repairs are charged to expense, as incurred.

Generally, assets that are fully depreciated are not eliminated from fixed assets and accumulated depreciation accounts until the year the assets are retired from use. In the case of disposal, the assets and related accumulated depreciation are removed from the account and the net amount, less proceeds from disposal, is charged or credited to income.

Revenue Recognition

Net patient revenue is reported at estimated net realizable amounts for services rendered.

Cash Equivalents

For purposes of the statement of cash flows, the Operating Divisions consider all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

Compensated Absences

Accumulated paid time off is accrued when earned.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

As individual LLC organizations, the Operating Divisions are considered partnerships for federal and state income tax purposes, and all income flows through to the member. Income is taxed to the member in its respective partnership return. Therefore, no provision for income taxes is deemed necessary.

LIGHTHOUSE CARE CENTERS, LLC – Operating Divisions

Notes to the Financial Statements

(Continued)

Note B	CONCENTRATIONS OF CREDIT RISK

The Operating Divisions maintain cash in demand deposit accounts at federally insured banks. Deposits exceeded the federally insured limits by $9,295 and $18,224 at December 31, 2005 and December 31, 2004, respectively. Management believes that the credit risk related to these deposits is acceptable.

The Operating Divisions grant credit without collateral to their patients, most of whom are local residents, and are insured by third-party payor agreements or are covered by State Government contracts. The mix of receivables by payor at December 31, 2005 and December 31, 2004, was as follows:

	2005	2004
State contracts	86%	87%
Medicare	14%	4%
Self pay	—	4%
Other	—	5%

	100%	100%

Note C	PROPERTY AND EQUIPMENT

Property and equipment consist of the following:

	2005	2004
Land	$602,341	$602,341
Land improvements	313,396	222,850
Building	4,444,877	4,444,877
Building improvements	827,580	827,580
Furniture & fixtures	764,838	632,311
Vehicles	15,807	34,113

	6,968,839	6,764,072

Less accumulated depreciation	(1,501,351)	(1,028,541)

Property and equipment, net	$5,467,488	$5,735,531

Depreciation expense was $487,683 and $423,562 for the years ended December 31, 2005 and 2004, respectively.

LIGHTHOUSE CARE CENTERS, LLC – Operating Divisions

Notes to the Financial Statements

(Continued)

Note D	RELATED PARTY

Jefferson City Medical Investors (“JCMI”), LLC, a Delaware limited liability company purchased a 36% interest in the property owned by Conway Investment Associates, LLC (“CIA”) in 2001, and a 49% interest in the land owned by Augusta Investment Associates, LLC, (“AIA”) in 2003. Certain Members of JCMI are also members of Lighthouse Care Centers, LLC and its Operating Divisions.

CIA and AIA pay monthly rental fees for use of the property owned by JCMI.

The Operating Divisions purchase professional and general liability insurance from Sunland Insurance, SPC, a captive insurance company organized and operating from the Cayman Islands. Sunland was formed by several related companies to hold, invest and direct premium dollars that previously were paid to non-related commercial carriers.

The transactions and outstanding balances with related parties are summarized as follows:

	2005	2004
Deferred rent payable	$32,385	$212,483
Net due to related companies	$1,619,225	$2,420,083
Notes receivable from members	$719,024	$—
Lease expense	$88,050	$96,100
Insurance expense	$136,894	$89,645

In January 2004, the FASB issued Interpretation No. 46 (FIN 46), Consolidation of Variable Interest Entities, as further clarified and amended by the FASB’s issuance of a revision to FIN 46 in December 2004. FIN 46 requires the consolidation of entities in which an enterprise absorbs a majority of the entity’s expected losses, receives a majority of the entity’s expected residual returns, or both, as a result of ownership, contractual or other financial interests in the entity. Prior to the issuance of FIN 46, entities were generally consolidated by an enterprise when it had a controlling financial interest through ownership of a majority voting interest in the entity. FIN 46 applied immediately to variable interests created after December 31, 2004, and with respect to variable interests created before January 1, 2005, FIN 46 will apply in the Operating Divisions’ fiscal year ending December 31, 2005. The Operating Divisions have determined that they have variable interests, under the provisions of FIN 46, in the entities from which they lease their hospital facilities.

LIGHTHOUSE CARE CENTERS, LLC – Operating Divisions

Notes to the Financial Statements

(Continued)

Note E	ACCRUED LEAVE

The Operating Divisions have a vacation accrual plan that allows employees to accrue vacation based on a formula using their job classification, length of service, and number of hours worked. Unpaid accrued leave as of December 31, 2005 and 2004, was $180,299 and $181,309, respectively, and is included in accrued payroll as a current liability.

Note F	PENSION PLAN

The Operating Divisions have a 401(k) plan that covers substantially all employees. The Operating Divisions have the option to match employee contributions, but, to date have elected not to.

Note G	COMMITMENTS

The Operating Divisions lease their buildings under operating leases, and certain office equipment under capital leases. The following is a schedule of future minimum lease payments under capital and operating leases as of December 31, 2005, that have an initial or remaining terms of one year or more:

Year Ending December 31	Capital Lease Payments	Operating Lease Payments
2006	$24,014	$1,822,391
2007	23,516	1,802,931
2008	19,974	1,802,931
2009	15,174	1,802,931
Thereafter	5,972	5,408,793

Total minimum lease payments	88,550	$12,639,977

Less amounts representing interest	28,962

Net amount payable	$59,588

Rent expense under operating leases totaled $1,721,298 and $1,708,741 for December 31, 2005 and 2004, respectively, and is reported in other administrative expense on the income statement.

The Operating Divisions lease two of their facilities from companies under common control under leases that expire in January 2012. The lease agreements contain a provision for increasing rent payments at the greater of the increase in the consumer price index or two percent. These lease agreements were amended in 2005 to increase monthly rental income and expenses. Rent expense and rent income under these leases is recognized on a straight-line basis and totaled $1,481,298 and $1,410,706 for December 31, 2005 and 2004, respectively. Due to the lessor entities being included in the combination the rental income and expense have been eliminated in the combination.

LIGHTHOUSE CARE CENTERS, LLC – Operating Divisions

Notes to the Financial Statements

(Continued)

Note G	COMMITMENTS (continued)

Leases that do not meet the criteria for capitalization are classified as operating leases with the related rentals charged to operations as incurred.

Note H	PATIENT SERVICE REVENUE

The Operating Divisions operate under agreements with Florida, Georgia and South Carolina for the treatment of at-risk youth in care of the department of juvenile justice and school systems. Services rendered are reimbursed on a prospective basis and vary based on the youth’s determined level of need. The Operating Divisions also provide for the treatment of adults needing psychiatric treatment at the facility in Conway, South Carolina. In most instances, payment for these services is covered under Medicare, the State’s Medicaid program, or other third-party payors.

	2005	2004
Gross patient service revenue	$18,651,756	$17,639,260
Less provisions for contractual adjustments under state and other third party reimbursement programs	(3,214,992)	(4,005,560)

Net patient service revenue	$15,436,764	$13,633,700

Note I	LONG-TERM DEBT

Long-term debt consisted of the following at December 31:

	2005	2004
Note payable dated September 15, 2005, to Colonial Bank, secured by the land and buildings owned by the company, payable in monthly installments beginning February 1, 2006 at a variable interest rate with final payment due October 2, 2010.	$15,000,000	$—

Note payable dated December 19, 2002, to Branch Banking and Trust (BB&T), secured by the land and buildings owned by the company, payable in monthly installments at a variable interest rate with final payment due December 15, 2005	—	2,830,310

Subtotal	$15,000,000	$2,830,310

LIGHTHOUSE CARE CENTERS, LLC – Operating Divisions

Notes to the Financial Statements

(Continued)

Note I	LONG-TERM DEBT (continued)

Subtotal from previous page	$16,000,000	$2,830,310

Note payable dated April 19, 2002, to Branch Banking and Trust (BB&T), secured by the land and buildings owned by the company, payable in monthly installments at a variable interest rate with final payment due April 20, 2005	—	2,136,640

Total long-term debt	15,000,000	4,966,950
Less current maturities	2,558,862	162,255

	$12,441,138	$4,804,695

Note J	RISK FINANCING AND RELATED INSURANCE ISSUES

The Operating Divisions are subject to the risks of torts by their employees; theft, destruction or damage to their fixed assets; business interruptions; errors or omissions; injury or illness of employees while in the course of their employment and acts of God, such as fires, floods, hurricanes and earthquakes. The Operating Divisions insure themselves against losses due to this exposure through the purchase of commercial liability from a related party as mentioned in Note D and workers’ compensation insurance from unrelated reputable insurers. No substantial losses have been incurred in prior years, and coverage purchased has not been reduced. Management is unaware of any potential claims that would result in reductions to or cancellation of coverage by the insurer.

Note K	LINES OF CREDIT

The Operating Divisions had available lines of credit with local banks totaling $2,213,560 at December 31, 2004. The lines of credit had terms of three months and renew automatically unless terminated by either party. Interest was payable on the lines at variable rates. The amount borrowed against the lines at December 31, 2004 was $1,985,410. The line was closed when the Operating Divisions received the proceeds of the Colonial Bank loan in September 2005.

Note L	SUBSEQUENT EVENTS

Subsequent to the balance sheet date the Operating Divisions were purchased by Horizon Health Corporation. The purchase was effective February 1, 2006. All of the Operating Divisions’ debt was extinguished as part of the purchase.